EXHIBIT 44

                             AMENDED AND RESTATED
                         JOINT ACQUISITION STATEMENT
                          PURSUANT TO RULE 13d-1(f)1

            The undersigned acknowledge and agree that the foregoing statement on Schedule 13D, as amended, is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on
Schedule 13D, as amended, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATED:  March 31, 1998

                             GOTHAM PARTNERS, L.P.


                             By:  Section H Partners, L.P.,
                                  its general partner


                                By: Karenina Corporation,
                                    a general partner of Section H
                                    Partners, L.P.


                                    By: /s/ William A. Ackman
                                        ------------------------
                                        William A. Ackman
                                        President


                                By: DPB Corporation,
                                    a general partner of Section H
                                    Partners, L.P.


                                    By: /s/ David P. Berkowitz
                                        ------------------------
                                        David P. Berkowitz
                                        President




                             GOTHAM PARTNERS II, L.P.


                             By:  Section H Partners, L.P.,
                                  its general partner


                                By: Karenina Corporation,
                                    a general partner of Section H
                                    Partners, L.P.


                                    By: /s/ William A. Ackman
                                        ------------------------
                                        William A. Ackman
                                        President


                                By: DPB Corporation,
                                    a general partner of Section H
                                    Partners, L.P.


                                    By: /s/ David P. Berkowitz
                                        ------------------------
                                        David P. Berkowitz
                                        President



                             GOTHAM INTERNATIONAL ADVISORS, L.L.C.


                             By:    /s/ William A. Ackman
                                    ------------------------
                                    William A. Ackman
                                    Senior Managing Member


                             By:    /s/ David P. Berkowitz
                                    ------------------------
                                    David P. Berkowitz
                                    Senior Managing Member